EXHIBIT 32.1

                                  CERTIFICATION

      Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, the Annual Report of Ramp Corporation on Form 10-K for the year ended December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Ramp Corporation for the periods presented.


Date: April 4, 2005                     By: /s/ Andrew Brown
                                            ------------------------------------
                                            Andrew Brown
                                            Chairman and Chief
                                            Executive Officer


Date: April 4, 2005                     By: /s/ Ron Munkittrick
                                            ------------------------------------
                                            Ron Munkittrick
                                            Executive Vice President and
                                            Chief Financial Officer